VARIABLE ANNUITY ACCOUNT B
                   Aetna Life Insurance and Annuity Company

   Supplement dated September 20, 2000 to Prospectus dated September 20, 2000 as Amended by Supplement Dated August 21, 2000

The information in this Supplement updates and amends certain information contained in the September 20, 2000, Aetna Variable Annuity Prospectus. You should read this Supplement along with the Prospectus.

1. The following footnote updates and replaces the footnote to Example A in the "Hypothetical Example: If You Elect the Premium Bonus Option" for contracts issued outside of the State of New York on page 13 of the Prospectus:

   * This example reflects deduction of an early withdrawal charge using the early withdrawal charge schedule that applies to all contracts, including Roth IRA contracts issued after September 19, 2000. This example does not reflect the amount of any premium bonus forfeited because of an early withdrawal during the first seven account years.

2. The following footnote is added to Example A in the "Hypothetical Example:
   If You Elect the Premium Bonus Option" for contracts issued in the State of New York on page 15 of the Prospectus:

   ** This example does not reflect the amount of any premium bonus forfeited because of an early withdrawal during the first seven account years.

3. The following information updates and replaces the subsection on "Suitability" found on page 19 of the Prospectus:

Suitability. If you expect to make purchase payments to your account after the first account year, the premium bonus option may not be right for you. Your account will not be credited with a premium bonus for purchase payments made after the first account year yet we will assess the premium bonus option charge against your account value which is increased by these additional purchase payments. Consequently, the amount of the premium bonus option charge you would pay over time may be more than the amount of the premium bonus we credited to your account. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. When you make such a withdrawal you may forfeit part of your premium bonus, and the amount of the premium bonus option charge you have paid may be more than the amount of the premium bonus not forfeited. Likewise, if you make a withdrawal during the first seven account years and the market is down, the amount of the bonus forfeited may be greater than the then current market value of the premium bonus. Your sales representative can help you decide if the premium bonus option is right for you.

4. The following information updates and replaces the subsection on Legal Matters and Proceedings found on page 60 of the Prospectus:

LEGAL MATTERS AND PROCEEDINGS
We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

In recent years, several life insurance and annuity companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. The Company is a defendant in two class actions:

A purported class action complaint was filed in the Circuit Court of Lauderdale County, Alabama on March 28, 2000, by Loretta Shaner against the Company (the "Shaner Complaint"). The case has been removed to the United States District Court for the Northern District of Alabama. The Shaner Complaint sought unspecified compensatory damages from the Company and unnamed affiliates of the Company, alleging that the Company's sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (e.g., IRAs) is improper. On August 31, 2000, the Court granted the Company's motion to dismiss the case. If plaintiff elects to appeal, the appeal must be noticed on or before September 30, 2000.



X.56297.00                                                        September 2000

A purported class action complaint was filed in the United States District Court for the Middle District of Florida on June 30, 2000, by Helen Reese, Richard Reese, Villere Bergeron, and Allan Eckert against the Company (the "Reese Complaint"). The Reese Complaint seeks compensatory and punitive damages, and injunctive relief from the Company. The Reese Complaint claims that the Company engaged in unlawful sales practices in marketing life insurance policies. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.





X.56297.00                                                        September 2000